Employee Benefit Plans	12 Months Ended
Sep. 30, 2018
Retirement Benefits [Abstract]
Employee Benefit Plans
Employee Benefit Plans

In the United Kingdom, the Company makes contributions to private defined benefit pension schemes on behalf of its employees. The Company paid $0.5 million, $0.3 million and $0.1 million in contributions in the years ended September 30, 2018, 2017 and 2016, respectively.

In the United States, the Company established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code subsequent to September 30, 2018. The plan covers substantially all U.S. employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. The Company matches employee contributions up to four percent of the employee’s annual salary. No matching contributions were recorded for the years ended September 30, 2018, 2017 and 2016. The Company pays all administrative fees related to the Plan.